Exhibit 10.28

Equity Transfer Agreement

Acquiree: Haiwei He

Acquirer: Tianjin BoaiPharmaceutical Co., Ltd.

1.	The Acquiree agrees to transfer her equity of Tianjin BoaiLeechdom Technique Co., Ltd., which is 5%, to the Acquirer.

2.	The Acquirer agrees to accept the 5% equity of Tianjin BoaiLeechdom Technique Co., Ltd. From the acquiree.

3.	Before and after equity transfer, the Acquirer shall incur the obligations of Tianjin BoaiLeechdom Technique Co., Ltd. according to the proportion of shares.

Acquiree: Haiwei He

Acquirer: Tianjin BoaiPharmaceutical Co., Ltd.

Date: August 10 2007.

Equity Transfer Agreement

Acquiree: Yansheng Wang

Acquirer: Tianjin Boai Pharmaceutical Co., Ltd.

1.	The Acquiree agrees to transfer her equity of Tianjin Boai Leechdom Technique Co., Ltd., which is 14%, to the Acquirer.

2.	The Acquirer agrees to accept the 14% equity of Tianjin Boai Leechdom Technique Co., Ltd. From the acquiree.

3.	Before and after equity transfer, the Acquirer shall incur the obligations of Tianjin Boai Leechdom Technique Co., Ltd. according to the proportion of shares.

Acquiree: Yansheng Wang

Acquirer: Tianjin Boai Pharmaceutical Co., Ltd.

Date: August 10 2007.

Equity Transfer Agreement

Acquiree: Chao Ma

Acquirer: Tianjin Boai Pharmaceutical Co., Ltd.

1.	The Acquiree agrees to transfer her equity of Tianjin Boai LeechdomTechnique Co., Ltd., which is 1%, to the Acquirer.

2.	The Acquirer agrees to accept the 1% equity of Tianjin Boai Leechdom Technique Co., Ltd. From the acquiree.

3.	Before and after equity transfer, the Acquirer shall incur the obligations of Tianjin Boai Leechdom Technique Co., Ltd. according to the proportion of shares.

Acquiree: Chao Ma

Acquirer: Tianjin Boai Pharmaceutical Co., Ltd.

Date: August 10 2007.

Equity Transfer Agreement

Acquiree: Xuecheng Xia

Acquirer: Tianjin Boai Pharmaceutical Co., Ltd.

1.	The Acquiree agrees to transfer her equity of Tianjin Boai Leechdom Technique Co., Ltd., which is 80%, to the Acquirer.

2.	The Acquirer agrees to accept the 80% equity of Tianjin Boai Leechdom Technique Co., Ltd. From the acquiree.

3.	Before and after equity transfer, the Acquirer shall incur the obligations of Tianjin Boai Leechdom Technique Co., Ltd. according to the proportion of shares.

Acquiree: Xuecheng Xia

Acquirer: Tianjin Boai Pharmaceutical Co., Ltd.

Date: August 10 2007.